Ivy Funds

Supplement dated March 30, 2016 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund Prospectus

dated January 29, 2016

and as supplemented March 2, 2016

Effective May 2, 2016, the following replaces the table in the “Your Account — Choosing a Share Class — Calculation of Sales Charges on Class A Shares” section on page 43:

Calculation of Sales Charges on Class A Shares

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Supplement	Prospectus	1